Please file this Prospectus Supplement with your records.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND

Supplement dated May 10, 2010, to the Prospectuses dated May 1, 2010.

This supplement contains important information about the Wells Fargo Advantage VT International Core Fund (“the Fund”).

At a meeting of the Board of Trustees of the Wells Fargo Advantage Funds (the “Board”) held on January 11, 2010, the Board approved the change of the Fund’s name, as well as changes to the Fund’s Principal Investments. Effective on or about July 19, 2010, the Fund’s name will be VT International Equity Fund, and its Principal Investments will be as follows:

Principal Investments
Under normal circumstances, we invest:

• at least 80% of the Fund's net assets in equity securities of foreign issuers; and
• up to 20% of the Fund's total assets in emerging market equity securities.

The Investment Objective and Principal Investment Strategies of the Fund remain unchanged.

Upon changing its name to VT International Equity Fund on or about July 19, 2010, the investment policy of the Fund concerning “80% of the Fund’s net assets” may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days notice.

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